Exhibit 99.3

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MATCH GROUP, INC. 8750 NORTH CENTRAL EXPRESSWAY SUITE 1400 DALLAS, TX 75231 During The Meeting - Go to www.virtualshareholdermeeting.com/MTCH2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D07069-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MATCH GROUP, INC. The Board of Directors recommends you vote FOR proposals 1-4. For Against Abstain ! ! ! 1. To adopt the Transaction Agreement, dated as of December 19, 2019, as amended (the “Transaction Agreement”), by and among IAC/InterActiveCorp (“IAC”), IAC Holdings, Inc., Valentine Merger Sub LLC and Match Group, Inc. (“Match”). ! ! ! 2. To approve a non-binding advisory proposal to, following the separation of the businesses of Match from the remaining businesses of IAC (the “Separation”), classify the board of directors of IAC, which will be renamed “Match Group, Inc.” after the Separation (“New Match”), and to allow New Match stockholders to vote on the election of the directors on a staggered three-year basis, rather than on an annual basis. ! ! ! 3. To approve a non-binding advisory proposal to, following the Separation, prohibit action by written consent of stockholders of New Match in lieu of a stockholder meeting, subject to any rights of holders of preferred stock. ! ! ! 4. To approve one or more adjournments or postponements of the Match special meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Match special meeting to adopt the Transaction Agreement. Note: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Match Group, Inc. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D07070-TBD Match Group, Inc. Special Meeting of Stockholders June 25, 2020 1:00 p.m. This proxy is solicited by the Board of Directors The undersigned stockholder of Match Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated April 27, 2020, and hereby appoints each of Philip D. Eigenmann, Jared F. Sine and Francisco J. Villamar, proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Match Group, Inc. to be held on June 25, 2020 at 1:00 p.m. Eastern Time, at www.virtualshareholdermeeting.com/MTCH2020, and at any related adjournments or postponements, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Continued and to be signed on reverse side Meeting Information Meeting Type:Special Meeting For holders as of:May 4, 2020 Date: June 25, 2020 Time: 1:00 p.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MTCH2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MTCH2020 and be sure to have the information that is printed in the box marked by the arrow (located on the reverse side). XXXX XXXX XXXX XXXX